                                                                       EXHIBIT 1

              FIRST ALBANY COMPANIES INC. 1989 STOCK INCENTIVE PLAN

                             STOCK OPTION AGREEMENT

                             INCENTIVE STOCK OPTION

      STOCK OPTION AGREEMENT dated October 1, 1992, by and among Alan P. Goldberg (the "Optionee") and First Albany Companies Inc., a New York corporation (the "Company").

      The parties hereto agree as follows:

      1. Grant of Option; Price. The Company hereby irrevocably grants to the Optionee the right and option to purchase Thirty Thousand (30,000) Shares of Common Stock, no par value, of First Albany Companies Inc. (the "Common Stock") at a purchase price of $6.75 per share pursuant to the Company's Stock Incentive Plan (the "Plan"). The option granted herein is intended to be an incentive stock option under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan, a copy of which is attached hereto, is made a part hereof, and incorporated herein, with the same force and effect as if repeated herein in full. The number of shares subject to the option and purchase price shall be subject to adjustment as provided in the Plan.

      2. Exercisability of Option. The option granted herein shall become exercisable in whole or in part as follows:

            (a) To the extent of 14,500 shares on or after the date of grant;

            (b) To the extent of 14,500 shares on or after January 1, 1993;

            (c) To the extent of 1,000 shares on or after January 1, 1994.

No portion of the option granted herein not exercised prior to the termination of the Optionee's employment by the Company shall become exercisable thereafter for any reason whatsoever.

      3. Duration of Option. The unexercised portion of the option granted herein shall automatically and without notice terminate and become null and void at the time of the earlier to occur of the following:

            (a) The expiration of 10 years from the date on which such option is granted;

            (b) The termination of the Optionee's employment with the Company for any reason.

      4. Exercise of Option. The option granted herein shall be exercised by the Optionee, by the giving of written notice of such exercise to the Company at its principal office, in substantially the form annexed hereto as Annex I, specifying the number of shares to be purchased and specifying a business day, not less than 5 days nor more than 15 days from the date such notice is given, for the payment of the purchase price against delivery of the shares being purchased.

      The Company shall cause a certificate or certificates for the shares so purchased to be delivered to the Optionee at its principal office, against payment of the purchase price by certified or offical bank check on the date specified in the notice of exercise.

      5. Sequential Exercise. The option granted herein shall not be exercisable while there is outstanding any other incentive stock option under Section 422A of the Code, which was granted to the Optionee prior to the grant of this option, to purchase Common Stock of the Company or a parent corporation or a subsidiary corporation. An incentive stock option shall be treated as outstanding until such option is exercised in full, is surrendered, or expires by reason of lapse of time.

      6. Rights of Optionee. The Optionee shall have none of the rights of a shareholder of Company with respect to the shares subject to the option granted herein until a certificate or certificates for such shares shall have been issued upon the exercise of this option.

      7. Non-Transferability of Option. The option granted herein shall not be transferable by the Optionee and shall be exercisable only by him.

      8. Resale of Stock to Company.

            (a) If the Optionee's employment with the Company is terminated for any reason after such Optionee's exercise of the option granted herein, the Optionee or if the Optionee's employment is terminated by reason of death, his executors, administrators, legatees or distributees of his estate, as the case may be, shall, within thirty days of the Optionee's termination of employment, offer to sell the shares covered hereby to the Company for their fair market value on the date of the Optionee's termination of employment, and the Company shall, within sixty days of receipt of the Optionee's offer, have the right but not the obligation to purchase all or any portion of such shares at such price. Anything in the immediately preceding sentence to the contrary notwithstanding, if the Optionee's employment with the Company is terminated by reason of voluntary termination of employment, retirement, disability, or death within two years of the date of grant of this option or within one year of the date of transfer to the Optionee of shares covered thereby pursuant to exercise of this option, the Company may but shall not be obligated to defer the repurchase of shares covered by such option until the expiration of two years from the date of grant or one year from the date of transfer of shares on exercise.

            (b) An offer made pursuant to this Section 8 shall be made in writing and delivered in person to the Secretary of the Company or mailed by registered or certified mail addressed to the Company at its principal office and to the attention of its Secretary. Payment of the purchase price by the Company shall be made upon delivery to it of certificates for the purchased shares promptly endorsed with any necessary stock transfer stamps affixed or provided for and, if sold by the executors, administrators, legatees, or distributees of the Optionee, accompanied by appropriate tax waivers.

      9. Legend on Certificates. The Company may, to the extent deemed necessary or advisable, endorse an appropriate legend referring to the restrictions imposed by Section 8 upon the certificate or certificates representing any shares issued or transferred to the Optionee upon the exercise of this option.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

                                                FIRST ALBANY COMPANIES INC.


                                                By:
                                                   -----------------------------


                                                --------------------------------
                                                Optionee: Alan P. Goldberg

              FIRST ALBANY COMPANIES INC. 1989 STOCK INCENTIVE PLAN

                             STOCK OPTION AGREEMENT

                             INCENTIVE STOCK OPTION

      STOCK OPTION AGREEMENT dated January 16, 1997, by and among Alan P. Goldberg (the "Optionee") and First Albany Companies Inc., a New York corporation (the "Company").

      The parties hereto agree as follows:

      1. Grant of Option; Price. The Company hereby irrevocably grants to the Optionee the right and option to purchase Fifty Thousand (50,000) Shares of Common Stock, no par value, of First Albany Companies Inc. (the "Common Stock") at a purchase price of $10.25 per share pursuant to the Company's Stock Incentive Plan (the "Plan"). The option granted herein is intended to be an incentive stock option under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan, a copy of which is attached hereto, is made a part hereof, and incorporated herein, with the same force and effect as if repeated herein in full. The number of shares subject to the option and purchase price shall be subject to adjustment as provided in the Plan.

      2. Exercisability of Option. The option granted herein shall become exercisable in whole or in part as follows:

            (a)   To the extent of 12,500 shares, on or after October 1, 1997

            (b) To the extent of an additional 12,500 shares, on or after October 1, 1998;

            (c) To the extent of an additional 12, 500 shares on or after October 1, 1999;

            (d) To the extent of the final 12,500 shares on or after October 1, 2000.

If an option is granted under the Plan subsequent to the option granted herein but prior to the time that all installments of the option granted herein became exercisable pursuant to the foregoing schedule, all remaining installments of the option granted herein shall become immediately exercisable. In addition, the Committee in its discretion can at any time accelerate the time at which any unexercised installments can be exercised except to the extent that such acceleration would cause more than $100,000 of shares subject hereto, determined as if the date of grant, to be first exercisable in any calendar year. No portion of the option granted herein not exercised prior to the termination of the Optionee's employment by the Company shall become exercisable thereafter for any reason whatsoever.

      3. Duration of Option. The unexercised portion of the option granted herein shall automatically and without notice terminate and become null and void at the time of the earlier to occur of the following:

            (a) The expiration of 10 years from the date on which such option is granted;

            (b) The termination of the Optionee's employment with the Company for any reason.

      4. Exercise of Option. The option granted herein shall be exercised by the Optionee during the months of September, October, November, December or January as to all or part of the vested shares covered hereby, in accordance herewith, by the giving of written notice of such exercise to the Company at its principal office, in substantially the form annexed hereto as Annex I, specifying the number of shares to be purchased and specifying a business day, not less than 5 days nor more than 15 days from the date such notice is given, for the payment of the purchase price against delivery of the shares being purchased.

      The Company shall cause a certificate or certificates for the shares so purchased to be delivered to the Optionee at its principal office, against payment of the purchase price by certified or offical bank check on the date specified in the notice of exercise.

      5. Rights of Optionee. The Optionee shall have none of the rights of a shareholder of Parent with respect to the shares subject to the option granted herein until a certificate or certificates for such shares shall have been issued upon the exercise of this option.

      6. Non-Transferability of Option. The option granted herein shall not be transferable by the Optionee and shall be exercisable only by him.

      7. Resale of Stock to Company.

            (a) If the Optionee's employment with the Company is terminated for any reason after such Optionee's exercise of the option granted herein, the Optionee or if the Optionee's employment is terminated by reason of death, his executors, administrators, legatees or distributees of his estate, as the case may be, shall, within thirty days of the Optionee's termination of employment, offer to sell the shares covered hereby to the Company for their fair market value on the date of the Optionee's termination of employment, and the Company shall, within sixty days of receipt of the Optionee's offer, have the right but not the obligation to purchase all or any portion of such shares at such price. Anything in the immediately preceding sentence to the contrary notwithstanding, if the Optionee's employment with the Company is terminated by reason of voluntary termination of employment, retirement, disability, or death within two years of the date of grant of this option or within one year of the date of transfer to the Optionee of shares covered thereby pursuant to exercise of this option, the Company may but shall not be obligated to defer the repurchase of shares covered by such option until the expiration of two years from the date of grant or one year from the date of transfer of shares on exercise.

            (b) An offer made pursuant to this Section 7 shall be made in writing and delivered in person to the Secretary of the Company or mailed by registered or certified mail addressed to the Company at its principal office and to the attention of its Secretary. Payment of the purchase price by the Company shall be made upon delivery to it of certificates for the purchased shares promptly endorsed with any necessary stock transfer stamps affixed or provided for and, if sold by the executors, administrators, legatees, or distributees of the Optionee, accompanied by appropriate tax waivers.

      8. Legend on Certificates. The Parent may, to the extent deemed necessary or advisable, endorse an appropriate legend referring to the restrictions imposed by Section 7 upon the certificate or certificates representing any shares issued or transferred to the Optionee upon the exercise of this option.

      9. Early Disposition. By accepting this Agreement, the Optionee agrees that in the event that he shall dispose (whether by sale, exchange, gift, or any like transfer) of any shares of Common Stock acquired by him pursuant hereto within two years of the date of grant of this option or within one year after the acquisition of such shares pursuant hereto, he will notify the Committee no later that 15 days from the date of such disposition of the date or dates and the number of shares disposed of by him and the consideration received, if any, and, upon notification from the Committee, promptly forward to Parent any amount requested by the Committee for the purpose of satisfying the Parent's liability, if any, to withhold federal, state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any caused by delay in making such payment) incurred by reason of such disposition.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

                                                FIRST ALBANY COMPANIES INC.


                                                By:
                                                   -----------------------------


                                                --------------------------------
                                                Optionee: Alan P. Goldberg

              FIRST ALBANY COMPANIES INC. 1989 STOCK INCENTIVE PLAN

                             STOCK OPTION AGREEMENT

                             INCENTIVE STOCK OPTION

      STOCK OPTION AGREEMENT dated December 28, 1989, by and among Alan P. Goldberg (the "Optionee") and First Albany Companies Inc., a New York corporation (the "Company").

      The parties hereto agree as follows:

      1. Grant of Option; Price. The Company hereby irrevocably grants to the Optionee the right and option to purchase Fifty Thousand (50,000) Shares of Common Stock, no par value, of First Albany Companies Inc. (the "Common Stock") at a purchase price of $5.98 per share pursuant to the Company's Stock Incentive Plan (the "Plan"). The option granted herein is intended to be an incentive stock option under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan, a copy of which is attached hereto, is made a part hereof, and incorporated herein, with the same force and effect as if repeated herein in full. The number of shares subject to the option and purchase price shall be subject to adjustment as provided in the Plan.

      2. Exercisability of Option. The option granted herein shall become exercisable in whole or in part as follows:

            (a) To the extent of 16,666 shares on or after the date of grant;

            (b) To the extent of 16,667 shares on or after January 1, 1990;

            (c) To the extent of 16,667 shares on or after January 1, 1991.

No portion of the option granted herein not exercised prior to the termination of the Optionee's employment by the Company shall become exercisable thereafter for any reason whatsoever.

      3. Duration of Option. The unexercised portion of the option granted herein shall automatically and without notice terminate and become null and void at the time of the earlier to occur of the following:

            (a) The expiration of 10 years from the date on which such option is granted;

            (b) The termination of the Optionee's employment with the Company for any reason.

      4. Exercise of Option. The option granted herein shall be exercised by the Optionee, by the giving of written notice of such exercise to the Company at its principal office, in substantially the form annexed hereto as Annex I, specifying the number of shares to be purchased and specifying a business day, not less than 5 days nor more than 15 days from the date such notice is given, for the payment of the purchase price against delivery of the shares being purchased.

      The Company shall cause a certificate or certificates for the shares so purchased to be delivered to the Optionee at its principal office, against payment of the purchase price by certified or offical bank check on the date specified in the notice of exercise.

      5. Sequential Exercise. The option granted herein shall not be exercisable while there is outstanding any other incentive stock option under Section 422A of the Code, which was granted to the Optionee prior to the grant of this option, to purchase Common Stock of the Company or a parent corporation or a subsidiary corporation. An incentive stock option shall be treated as outstanding until such option is exercised in full, is surrendered, or expires by reason of lapse of time.

      6. Rights of Optionee. The Optionee shall have none of the rights of a shareholder of Company with respect to the shares subject to the option granted herein until a certificate or certificates for such shares shall have been issued upon the exercise of this option.

      7. Non-Transferability of Option. The option granted herein shall not be transferable by the Optionee and shall be exercisable only by him.

      8. Resale of Stock to Company.

            (a) If the Optionee's employment with the Company is terminated for any reason after such Optionee's exercise of the option granted herein, the Optionee or if the Optionee's employment is terminated by reason of death, his executors, administrators, legatees or distributees of his estate, as the case may be, shall, within thirty days of the Optionee's termination of employment, offer to sell the shares covered hereby to the Company for their fair market value on the date of the Optionee's termination of employment, and the Company shall, within sixty days of receipt of the Optionee's offer, have the right but not the obligation to purchase all or any portion of such shares at such price. Anything in the immediately preceding sentence to the contrary notwithstanding, if the Optionee's employment with the Company is terminated by reason of voluntary termination of employment, retirement, disability, or death within two years of the date of grant of this option or within one year of the date of transfer to the Optionee of shares covered thereby pursuant to exercise of this option, the Company may but shall not be obligated to defer the repurchase of shares covered by such option until the expiration of two years from the date of grant or one year from the date of transfer of shares on exercise.

            (b) An offer made pursuant to this Section 8 shall be made in writing and delivered in person to the Secretary of the Company or mailed by registered or certified mail addressed to the Company at its principal office and to the attention of its Secretary. Payment of the purchase price by the Company shall be made upon delivery to it of certificates for the purchased shares promptly endorsed with any necessary stock transfer stamps affixed or provided for and, if sold by the executors, administrators, legatees, or distributees of the Optionee, accompanied by appropriate tax waivers.

      9. Legend on Certificates. The Company may, to the extent deemed necessary or advisable, endorse an appropriate legend referring to the restrictions imposed by Section 8 upon the certificate or certificates representing any shares issued or transferred to the Optionee upon the exercise of this option.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

                                                FIRST ALBANY COMPANIES INC.


                                                By:
                                                   -----------------------------


                                                --------------------------------
                                                Optionee: Alan P. Goldberg

                STOCK INCENTIVE PLAN OF FIRST ALBANY CORPORATION

                             STOCK OPTION AGREEMENT

                             INCENTIVE STOCK OPTION

      STOCK OPTION AGREEMENT dated January 31, 1990, by and among Alan P. Goldberg (the "Optionee") and First Albany Corporation, a New York corporation (the "Company").

      The parties hereto agree as follows:

      1. Grant of Option; Price. The Company hereby irrevocably grants to the Optionee the right and option to purchase Fifty Thousand (50,000) Shares of Common Stock, no par value, of its parent First Albany Companies Inc., ("Parent") (the "Common Stock") at a purchase price of $5.44 per share pursuant to the Company's Stock Incentive Plan (the "Plan"). The option granted herein is intended to be an incentive stock option under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan, a copy of which is attached hereto, is made a part hereof, and incorporated herein, with the same force and effect as if repeated herein in full. The number of shares subject to the option and purchase price shall be subject to adjustment as provided in the Plan.

      2. Exercisability of Option. The option granted herein shall become exercisable in whole or in part after the date of the Agreement. No portion of the option granted herein not exercised prior to the termination of the Optionee's employment by the Company shall become exercisable thereafter for any reason whatsoever.

      3. Duration of Option. The unexercised portion of the option granted herein shall automatically and without notice terminate and become null and void at the time of the earlier to occur of the following:

            (a) The expiration of 10 years from the date on which such option is granted;

            (b) The termination of the Optionee's employment with the Company for any reason.

      4. Exercise of Option. The option granted herein shall be exercised by the Optionee, by the giving of written notice of such exercise to the Company at its principal office, in substantially the form annexed hereto as Annex I, specifying the number of shares to be purchased and specifying a business day, not less than 5 days nor more than 15 days from the date such notice is given, for the payment of the purchase price against delivery of the shares being purchased.

      The Company shall cause a certificate or certificates for the shares so purchased to be delivered to the Optionee at its principal office, against payment of the purchase price by certified or offical bank check on the date specified in the notice of exercise.

      5. Sequential Exercise. The option granted herein shall not be exercisable while there is outstanding any other incentive stock option under Section 422A of the Code, which was granted to the Optionee prior to the grant of this option, to purchase Common Stock of the Company or a parent corporation or a subsidiary corporation. An incentive stock option shall be treated as outstanding until such option is exercised in full, is surrendered, or expires by reason of lapse of time.

      6. Rights of Optionee. The Optionee shall have none of the rights of a shareholder of Parent with respect to the shares subject to the option granted herein until a certificate or certificates for such shares shall have been issued upon the exercise of this option.

      7. Non-Transferability of Option. The option granted herein shall not be transferable by the Optionee and shall be exercisable only by him.

      8. Resale of Stock to Company.

            (a) If the Optionee's employment with the Company is terminated for any reason after such Optionee's exercise of the option granted herein, the Optionee or if the Optionee's employment is terminated by reason of death, his executors, administrators, legatees or distributees of his estate, as the case may be, shall, within thirty days of the Optionee's termination of employment, offer to sell the shares covered hereby to the Company for their fair market value on the date of the Optionee's termination of employment, and the Company shall, within sixty days of receipt of the Optionee's offer, have the right but not the obligation to purchase all or any portion of such shares at such price. Anything in the immediately preceding sentence to the contrary notwithstanding, if the Optionee's employment with the Company is terminated by reason of voluntary termination of employment, retirement, disability, or death within two years of the date of grant of this option or within one year of the date of transfer to the Optionee of shares covered thereby pursuant to exercise of this option, the Company may but shall not be obligated to defer the repurchase of shares covered by such option until the expiration of two years from the date of grant or one year from the date of transfer of shares on exercise.

            (b) An offer made pursuant to this Section 8 shall be made in writing and delivered in person to the Secretary of the Company or mailed by registered or certified mail addressed to the Company at its principal office and to the attention of its Secretary. Payment of the purchase price by the Company shall be made upon delivery to it of certificates for the purchased shares promptly endorsed with any necessary stock transfer stamps affixed or provided for and, if sold by the executors, administrators, legatees, or distributees of the Optionee, accompanied by appropriate tax waivers.

      9. Investment Representation. The Optionee, by his acceptance hereof, represents and warrants to the Company and Parent that his purchase of shares of Common Stock upon the exercise hereof shall be solely for his own account for investment and not with a view to, or for resale in connection with, a distribution thereof in violation of the Securities Act of 1933 (the "Securities Act") and that such shares will not be sold or otherwise disposed of unless (I) a registration statement under the Securities Act is then in effect with respect thereto or (ii) he has received an opinion of counsel satisfactory to the Company to the effect that no registration is required under the Securities Act with respect thereto.

      10. Legend on Certificates. The Company may, to the extent deemed necessary or advisable, endorse an appropriate legend referring to the restrictions imposed by

Sections 8 and 9 upon the certificate or certificates representing any shares issued or transferred to the Optionee upon the exercise of this option.

      11. Early Disposition. By accepting this Agreement, the Optionee agrees that in the event that he shall dispose (whether by sale, exchange, gift, or any like transfer) of any shares of Common Stock acquired by him pursuant hereto within two years of the date of grant of this option or within one year after the acquisition of such shares pursuant hereto, he will notify the Committee no later that 15 days from the date of such disposition of the date or dates and the number of shares disposed of by him and the consideration received, if any, and, upon notification from the Committee, promptly forward to Parent any amount requested by the Committee for the purpose of satisfying the Parent's liability, if any, to withhold federal, state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any caused by delay in making such payment) incurred by reason of such disposition.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

                                                FIRST ALBANY CORPORATION


                                                By:
                                                   -----------------------------


                                                --------------------------------
                                                Optionee: Alan P. Goldberg